UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Stockholders of Capital Bancorp, Inc. (the “Company”) held on May 16, 2024 (the “Annual Meeting”), the Company’s stockholders voted on: (i) the election of four Class I director nominees (Proposal 1); (ii) a non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers (Proposal 2); (iii) a non-binding advisory vote on the frequency of future stockholder advisory votes to approve the compensation of the Company's Named Executive Officers (Proposal 3); and (iv) the ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2024 (Proposal 4).

These matters were submitted to a vote through the solicitation of proxies. Each of the proposals is described in further detail in the Company’s Definitive Proxy Statement. Other than the four proposals addressed herein and described in the Company’s Definitive Proxy Statement, no other proposal was submitted at the Annual Meeting for stockholder action.

On the record date for the Annual Meeting, there were 13,889,563 shares of the Company's common stock issued, outstanding, and entitled to vote. Stockholders holding 11,932,072 shares of the Company’s common stock were present at the Annual Meeting, in person or represented by proxy. At the Annual Meeting, the common stockholders elected Messrs. Bernstein, Browning and Lewis and Ms. Scully as Class I directors to serve a term expiring in 2027. The final results of voting on each of the matters submitted to a vote of common stockholders during the Annual Meeting are as follows:

Proposal 1 – To elect four Class I directors to serve for a three-year term ending at the 2027 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

CLASS I DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joshua Bernstein	8,292,413	1,646,106	37,409	1,956,144
Scot R. Browning	9,591,071	344,569	40,288	1,956,144
Fred J. Lewis	8,825,670	1,104,806	45,452	1,956,144
Mary Ann Scully	9,875,998	54,833	45,097	1,956,144

Proposal 2 – Approval of non-binding advisory vote to approve the compensation of the Company's Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
9,652,340	184,091	139,497	1,956,144

Proposal 3 – Approval of a non-binding advisory vote on the frequency of future stockholder advisory votes to approve the compensation of the Company's Named Executive Officers:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	BROKER NON-VOTES
9,482,501	46,371	274,874	172,182	1,956,144

Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company’s Definitive Proxy Statement for the Annual Meeting and the vote of the stockholders at the Annual Meeting, the Board of Directors has determined to include an advisory stockholder vote on Named Executive Officer compensation in the Company’s proxy materials every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder votes on the Company’s Named Executive Officer compensation.

Proposal 4 – The ratification of the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,786,461	127,414	18,197	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: May 17, 2024	By: /s/ Jay Walker
Name: Jay Walker
Title: Chief Financial Officer

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